UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 19, 2016, NRG Energy, Inc. issued a press release announcing its proposed offering of up to $1,000 million in aggregate principal amount of senior notes due 2027. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Document
99.1	Press Release, dated July 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

By:	/s/ Brian Curci
Brain Curci
Deputy General Counsel &
Corporate Secretary

July 19, 2016

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, dated July 19, 2016.